KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                Richard W. Snyder
                                  --------------------------------------
                                                 Print Name

                                            /s/ Richard W. Snyder
                                  --------------------------------------
                                                 Signature

                                                13 July 1999
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                 W. Michael Clevy
                                  --------------------------------------
                                                 Print Name

                                            /s/  W. Michael Clevy
                                  --------------------------------------
                                                 Signature

                                                  7-12-99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                Richard C. Barnett
                                  --------------------------------------
                                                 Print Name

                                            /s/ Richard C. Barnett
                                  --------------------------------------
                                                 Signature

                                               July 9, 1999
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                 Stanley Beck
                                  --------------------------------------
                                                 Print Name

                                            /s/  Stanley Beck
                                  --------------------------------------
                                                 Signature

                                                 9 July / 99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                William G. Davis
                                  --------------------------------------
                                                 Print Name

                                            /s/ William G. Davis
                                  --------------------------------------
                                                 Signature

                                                July 13/ 99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                John F. Fraser
                                  --------------------------------------
                                                 Print Name

                                            /s/ John F. Fraser
                                  --------------------------------------
                                                 Signature

                                                July 13/ 99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                Marvin G. Marshall
                                  --------------------------------------
                                                 Print Name

                                            /s/ Marvin G. Marshall
                                  --------------------------------------
                                                 Signature

                                                  7-9-99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                Ernest C. Mercier
                                  --------------------------------------
                                                 Print Name

                                            /s/ Ernest C. Mercier
                                  --------------------------------------
                                                 Signature

                                                 July 9/ 99
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                David H. Morris
                                  --------------------------------------
                                                 Print Name

                                            /s/ David H. Morris
                                  --------------------------------------
                                                 Signature

                                                July 12, 1999
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                David A. Rattee
                                  --------------------------------------
                                                 Print Name

                                            /s/ David A. Rattee
                                  --------------------------------------
                                                 Signature

                                                July 13, 1999
                                  --------------------------------------
                                                   Date

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby severally constitutes and appoints Stephen L. Clanton and David P. Cain and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement on Form S-3 and all documents relating thereto and to file the same with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and each state securities regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                William A. Wilson
                                  --------------------------------------
                                                 Print Name

                                            /s/ William A. Wilson
                                  --------------------------------------
                                                 Signature

                                                  7/12/99
                                  --------------------------------------
                                                   Date